EXHIBIT 24.1

                                                                   Exhibit 24.1

                             Consent of Independent
                          Certified Public Accountants



We hereby consent to the use in the Prospectus constituting a part of this Amendment No.1 to Registration Statement on Form SB-2 of our report dated March 25, 1997, relating to the consolidated financial statements of Digital Data Networks, Inc., which is contained in that Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



BDO Seidman, LLP



Seattle, Washington
July 15, 1997